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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement No. 333-128406 on Form S-8 of QualMark Corporation of our report dated March 1, 2006, which appears on page F-1 of this annual report on Form 10-KSB for the year ended December 31, 2005.


/S/ GHP HORWATH, P.C.
DENVER, COLORADO
MARCH 30, 2006